MAI MANAGED VOLATILITY FUND (the "Fund")

Supplement dated October 13, 2017 to the Prospectus dated December 30, 2016

1.	The section entitled "Principal Investment Strategies" beginning on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund will seek to achieve its investment objective principally by (1) investing in a diversified portfolio of  equity securities which MAI Capital Management, LLC (the "Adviser") believes will pay above-average, sustainable, dividends, and (2) selling fully collateralized options. The Fund's equity portfolio is designed by the Adviser to appreciate for long-term capital gains, and the Fund's option overlay strategy is designed by the Adviser to generate gains, which are largely short-term capital gains. This strategy generally requires the Adviser to hold a substantial amount of the Fund's assets in cash or cash equivalents, which may include U.S. Treasury securities, shares of money market funds and/or other short-term cash investments, which may pay interest that will contribute to Fund performance. The Fund may invest in fixed-income securities, which primarily will be investment grade, meaning that they are rated by a nationally recognized statistical rating organization (for example, Moody's Investors Service or Standard & Poor's) as Baa or BBB (or the equivalent) or better or that the Adviser has determined them to be of comparable quality.

Under normal market conditions, the Fund's investments in domestic equity securities are primarily in companies with large- and mid-sized market capitalizations. The Adviser defines (1) companies with large market capitalizations as those companies with market capitalizations of $10 billion and over and (2) companies with mid-sized market capitalizations as those companies with market capitalizations of at least $2 billion but not more than $10 billion. Such domestic equity securities include common stock, convertible securities, preferred stock, warrants and sponsored and unsponsored American Depositary Receipts ("ADRs"). The Fund may also invest in domestic equity securities of companies with small market capitalizations (defined by the Adviser as those companies with market capitalizations of less than $2 billion).

The Adviser's focus on large- and mid-cap total return-oriented stocks and a target equity weighting of 45-55% of total assets under normal circumstances may limit the Fund's ability to fully participate in sharply rising stock markets. However, these factors, as well as the option premium generated by selling cash-secured puts and covered calls, are intended to provide significant downside protection in sharply falling markets. When price change, dividends and interest income are coupled with the premium generated from the option writing activity, the Adviser believes the Fund can pursue its objective with less downside deviation than traditional equity investment strategies by, in effect, managing volatility.

The Fund may use cash-secured index options to achieve the desired option exposure and address volatility under changing market conditions. The Fund may write put or call options on exchange-traded funds ("ETFs") that seek to track the performance of an underlying index. In addition, the Fund may buy call options, or sell put options seeking to initiate positions and buy put index options that are designed to create a hedge for the Fund's portfolio.

The Adviser uses a total return approach to select the Fund's investments. The Adviser's investment process consists of conducting proprietary fundamental research, analyzing company filings, communicating with company management and industry analysts and reviewing third-party research. Once an investment is made, the holding is continuously monitored to ensure that the initial rationale for investment remains. If it is determined that the initial reason for investment is no longer valid, the security's price exceeds its target, or if other investments with a better risk-return profile become available, the Adviser may sell the holding.

2.	The section entitled "Additional Information Regarding Principal Investment Strategies" beginning on page 8 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund targets equity holdings at 45-55% of total assets. At times, equity holdings may be higher or lower than these ranges due to options assignments, capital flows or atypical volatility in the equity markets. The Fund's investments in domestic equity securities are primarily in companies with large- and mid-sized market capitalizations. The Adviser defines (1) companies with large market capitalizations as those companies with market capitalizations of $10 billion and over and (2) companies with mid-sized capitalizations as those companies with market capitalizations of at least $2 billion but not more than $10 billion. Such domestic equity securities include common stock, convertible securities, preferred stock, warrants and sponsored and unsponsored ADRs. The Fund may also invest in domestic equity securities of companies with small market capitalizations (defined by the Adviser as those companies with market capitalizations of less than $2 billion). In addition, in connection with its options overlay strategy, the Fund may hold a substantial portion of its assets in cash or cash equivalents, which may include U.S. Treasury securities, shares of money market funds and/or other short-term cash investments, which may pay interest that will contribute to Fund performance. The Fund may invest in fixed-income securities, which primarily will be investment grade, meaning that they are rated by a nationally recognized statistical rating organization (for example, Moody's Investors Service or Standard & Poor's) as Baa or BBB (or the equivalent) or better or that the Adviser has determined them to be of comparable quality.

The Fund expects to sell "covered" call options against a portion of the Fund's portfolio holdings of common stocks or against exchange-listed index options. As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the call option has the right to any appreciation in the value of the security over a fixed price (the exercise price) anytime before a certain date in the future (the expiration date). The Fund, in effect, sells the potential appreciation in the value of the underlying security or index in exchange for the premium.

The Fund also expects to sell cash-secured put options on individual equity positions. Under certain market conditions, the Fund may write put options on underlying indexes and ETFs that seek to track the performance of an underlying index. As the seller of a put option, the Fund receives cash (the premium) from the purchaser. The purchaser of the put option has the right to sell the underlying instrument to the Fund for the exercise price during a specified period of time. The Fund, in effect, sells the potential depreciation in the value of the underlying security or index in exchange for the premium.

Options sold by the Fund are exchange-traded. The premium, the exercise price and the market value of the security or index underlying the option determine the gain or loss realized by the Fund as the seller of either a put or a call option. In the event the market falls and the Adviser does not roll the options forward or buy them back, the Fund would either take delivery of the security underlying the option, committing the corresponding level of cash or cash equivalents to secure the potential obligation, or settle with cash, depending on the option.

The Adviser's Process. The Adviser uses a total return approach to select the Fund's investments. Using this investment style, the Adviser seeks securities selling at discounts to their underlying values and then holds these securities until their market values reflect their intrinsic values.

In choosing its investments for the Fund, the Adviser uses such traditional measures of value as dividend yield, price to earnings ratios, return on assets, price-to-book ratios and other quantitative measures. The Adviser believes that insight into the value of a company is gained by looking at these fundamentals in relation to the company's balance sheet and its entire capital structure with emphasis on its capability and commitment to paying a significant and growing dividend.

The Adviser's investment process consists of conducting proprietary fundamental research, analyzing company filings, communicating with company management and industry analysts and reviewing third-party research. The Adviser continually monitors the investments in the Fund's portfolio to determine if there have been any fundamental changes in the companies or issuers. The Adviser may sell a security if:

• The security subsequently fails to meet the Adviser's initial investment criteria;
• A more attractively priced security is found or if funds are needed for other purposes; or
• The Adviser believes that the security has reached its appreciation potential.

The Fund generally seeks to write calls and puts at strike prices that are out of the money. Overall market exposure and the spreads between the market and strike prices on options contracts vary by macro, market related, and stock specific factors. The Fund seeks to diversify the options it writes by strike price and expiration date while keeping duration of the contracts short.

The Adviser targets gross contribution from portfolio income of greater than 5% annually. The composition of portfolio income is expected to vary, but the Adviser targets the largest contribution from option writing, followed by dividends and interest. Environments in which volatility is at or above its long-term averages have demonstrated opportunities to write call options with spreads of 5-7% between the market and strike prices, and put options with spreads of 7-10%. These spread targets may expand or contract significantly in higher or lower volatility environments as the Adviser generally seeks to enhance risk management rather than achieve significantly higher levels of contribution through option premium collection.

In most market environments the option writing portfolio features an asymmetric risk management approach that is biased toward acceptance of opportunity cost. A severe market sell-off may produce an environment in which portfolio management sees the converse risk and writes options with the opposite asymmetric approach. As mentioned above, the Adviser seeks to keep the duration of option contracts short, which it considers to be less than three full months. The Adviser may use a variety of contract durations, but expects the majority of contracts written to be nine weeks or less, resulting in an average contract duration under 10 weeks.

The Adviser's focus on large-cap total return-oriented stocks and a target equity weighting of 45-55% of total assets under normal circumstances may limit the Fund's ability to fully participate in sharply rising stock markets. However, these factors, as well as the option premium generated by selling cash-secured puts and calls, are intended to provide significant downside protection in sharply falling markets. When price change, dividends and interest income are coupled with the premium generated from the option writing activity, the Adviser believes the Fund can pursue its objective with less downside deviation than traditional equity investment strategies by, in effect, managing volatility.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

For more information, please contact a Fund customer service representative at (877) 414-7884 (toll free).

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